UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2018

GODADDY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14455 N. Hayden Road

Scottsdale, Arizona 85260

(Address of principal executive offices, including zip code)

(480) 505-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 20, 2018, GoDaddy Inc. (the “Company”) issued a press release announcing the proposed sale of shares of its Class A common stock by certain selling stockholders. The offering is being made pursuant to the Company’s automatically effective shelf registration statement on Form S-3 (Registration No. 333-210589), including the prospectus dated April 5, 2016 contained therein. A copy of the press release is attached hereto as Exhibit 99.1.

The Current Reports on Form 8-K and 8-K/A, filed with the SEC on April 4, 2017 (as amended on May 3, 2017, September 5, 2017, December 4, 2017 and February 27, 2018) to include the historical financial statements of Host Europe Group, which was acquired by GoDaddy on April 3, 2017, and the pro forma financial information required by Item 9.01 of Form 8-K, are incorporated herein by reference.

Selling Stockholders

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Class A common stock as of March 31, 2018 by each selling stockholder in the offering.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including those shares of the Company’s Class A common stock issuable upon exchange of LLC Units (together with corresponding shares of the Company’s Class B common stock) on a one-for-one basis, subject to the terms of the Company’s exchange agreement. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the entity named in the table below has sole voting and investment power with respect to all shares of common stock that the entity beneficially owns.

The table below is based on 148,359,277 shares of the Company’s Class A common stock outstanding (or 170,440,405 shares outstanding, assuming exchange of all outstanding LLC Units (together with corresponding shares of the Company’s Class B common stock)) as of March 31, 2018. The number of shares of the Company’s Class A common stock and percentage of beneficial ownership after the offering set forth below are based on shares of the Company’s Class A common stock outstanding immediately after the offering and gives effect to the sale by the selling stockholders of 11,625,000 shares of the Company’s Class A common stock and includes shares of the Company’s Class A common stock issuable upon exchange of LLC Units (together with the corresponding shares of the Company’s Class B common stock) on a one-for-one basis.

	Class A Common Stock Beneficially Owned Prior to the Offering		Class A Common Stock Being Offered	Class A Common Stock Beneficially Owned After the Offering
Name of Selling Stockholder	Number	%		Number	%
Entities Affiliated with KKR(1)	10,868,908	6.4%	4,000,000	6,868,908	4.0%
Entities Affiliated with Silver Lake(2)	11,868,908	7.0%	3,500,000	8,368,908	4.9%
YAM Special Holdings, Inc.(3)	7,890,942	4.6%	4,000,000	3,890,942	2.3%
Scott W. Wagner(4)	1,625,835	0.9%	125,000	1,500,835	0.9%

(1)	KKR Partners III, L.P., or KKR Partners III, holds (i) 36,864 shares of the Company’s Class A common stock and (ii) 516,044 shares of the Company’s Class B common stock. KKR 2006 Fund (GDG) L.P., or KKR 2006 Fund, holds (i) 374,147 shares of the Company’s Class A common stock and (ii) 4,688,404 shares of the Company’s Class B common stock. GDG Co-Invest Blocker L.P., or GDG Co-Invest, holds 1,623,930 shares of the Company’s Class A common stock. KKR 2006 GDG Blocker L.P., or KKR 2006 GDG, holds 3,508,780 shares of the Company’s Class A common stock. OPERF Co-Investment LLC, or OPERF, holds (i) 8,050 shares of the Company’s Class A common stock and (ii) 112,689 shares of the Company’s Class B common stock. Each of KKR Associates 2006 AIV L.P., or KKR Associates 2006, (as the general partner of KKR 2006 Fund); GDG Co-Invest GP LLC (as the general partner of GDG Co-Invest); KKR 2006 AIV GP LLC (as the general partner of each of KKR Associates 2006 and KKR 2006 GDG and as the sole member of GDG Co-Invest GP LLC); KKR Management Holdings L.P. (as the designated member of KKR 2006 AIV GP LLC); KKR Management Holdings Corp. (as the general partner of KKR Management Holdings L.P.); KKR III GP LLC (as the sole general partner of KKR Partners III); KKR Associates 2006 L.P. (as the manager of OPERF); KKR 2006 GP LLC (as the general partner of KKR Associates 2006 L.P.); KKR Fund Holdings L.P. (as the designated member of KKR 2006 GP LLC); KKR Fund Holdings GP Limited (as a general partner of KKR Fund Holdings L.P.); KKR Group Holdings L.P. (as the sole shareholder of KKR Fund Holdings GP Limited, a general partner of KKR Fund Holdings L.P. and sole shareholder of KKR Management Holdings Corp.); KKR Group Limited (as the general partner of KKR Group Holdings L.P.); KKR & Co. L.P. (as the sole shareholder of KKR Group Limited); KKR Management LLC (as the general partner of KKR & Co. L.P.); and Messrs. Henry R. Kravis and George R. Roberts (as the designated members of KKR Management LLC and the managers of KKR III GP LLC) may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in the paragraph above in this footnote. The address of each of the entities and persons identified in this and the paragraph above, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, Suite 4200, New York, NY, 10019. The address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
(2)	SLP GD Investors, LLC, or SLP GD, holds 6,528,101 shares of the Company’s Class B common stock. SLP III Kingdom Feeder I, L.P., or SLKF I, holds 5,340,807 shares of the Company’s Class A common stock. Each of Silver Lake Partners III DE (AIV IV), L.P., SLP III DE, (as the managing member of SLP GD); Silver Lake Technology Associates III, L.P., or SLTA III, (as the general partner of SLKF I and SLP III DE); SLTA III (GP), LLC, or SLTA GP, (as the general partner of SLTA III); and Silver Lake Group, LLC (as the managing member of SLTA GP); may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in the paragraph in this footnote. The address of each of the entities and persons identified in this footnote is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(3)	Robert Ralph Trust dtd 12/2/11 is the sole stockholder of YAM. Bob Parsons, the trustee of Robert Ralph Trust dtd 12/2/11, is deemed to have beneficial ownership and voting and investment power over the shares held by YAM. The address for YAM Special Holdings, Inc. is 15475 N. 84th Street, Scottsdale, Arizona 85260.
(4)	Mr. Wagner holds (i) 3,106 shares of Class A common stock, (ii) 110,229 shares of Class B common stock and corresponding LLC Units of Desert Newco and (iii) 1,512,500 shares issuable upon exercise of outstanding equity awards exercisable within 60 days of March 31, 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of GoDaddy Inc. Announcing Proposed Sale of Shares of Common Stock by Selling Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

By: /s/ Nima J. Kelly
Nima J. Kelly Executive Vice President & General Counsel

Date: May 21, 2018